Exhibit 99.1

ConnectM Acquires 40% of Sun Solar, Strengthening Balance Sheet and Expanding National Solar & Storage Footprint in Multi-Billion Dollar U.S. Residential Solar & Storage Market

Transaction expected to lift stockholders’ equity above $9 million and accelerate Keen Labs’ AI-enabled VPP strategy

MARLBOROUGH, Mass., January 7, 2026 (GLOBE NEWSWIRE) -- ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today announced the acquisition of a 40% equity interest in Sun Solar LLC (“Sun Solar”), one of the leading residential and small-commercial solar developers and installers in the United States.

Strategic and Financial Highlights

Balance sheet strengthened: The transaction is expected to increase stockholders’ equity by at least $6.5 million, bringing total equity to over $9 million—a significant improvement from the approximately $50 million stockholders’ deficit reported in July 2024.

Keen Labs Operations, Inc. (“Keen Labs”) VPP supply agreement: Sun Solar will anchor ConnectM’s VPP deployment strategy, with ConnectM’s innovation group, Keen Labs, entering into a VPP kit supply agreement covering solar panels, batteries, and balance-of-system components. The agreement is expected to generate substantial incremental revenue for Keen Labs as the Company scales its AI-driven Energy Intelligence Network (EIN) across Sun Solar’s install base.

Operational consolidation and expansion: ConnectM will consolidate its solar operations into Sun Solar under the “Sun Solar Northeast” banner and deploy additional capital to scale solar-plus-storage installations across the Northeast corridor.

Management Commentary

“Sun Solar is a best-in-class platform with brand equity, customer trust, and operational discipline,” said Bhaskar Panigrahi, Chief Executive Officer and Chairman of ConnectM. “This partnership positively strengthens ConnectM’s balance sheet, and gives Keen Labs a scaled channel for its AI-enabled VPP kits. Together we intend to deliver measurable energy savings, reliability, and resilience to customers while building an attractive, recurring-revenue base.”

“This is about speed to value,” said John Pitcavage, President, Home & Building Electrification at ConnectM. “By marrying Sun Solar’s go-to-market engine with Keen Labs’ EIN platform and VPP kits, we can standardize design, shorten cycle times, improve attach rates for storage, and create long-term, software-driven customer relationships.”

Strategic Rationale

Immediate earnings and execution scale: Sun Solar provides an established operating platform with predictable cash flow, standardized processes, and a proven track record of profitable growth.

Scale + Technology: Sun Solar’s proven field operations paired with Keen Labs’ AI models, telemetry, and modular VPP kits create a unified stack for design, installation, monitoring, and dispatch.

Cross-sell flywheel: A larger installed base enables higher attach rates for storage, load control, and grid services, while enabling data-driven upsell across the customer lifecycle.

Capital-efficient growth: Consolidating regional operations as Sun Solar Northeast centralizes procurement and shared services, improves working-capital turns, and supports margin expansion as mix shifts toward software and recurring services.

“Sun Solar was built to make high-quality solar and storage simple and accessible for homeowners and small businesses,” said Caleb Arthur, Founder and CEO of Sun Solar. “Partnering with ConnectM brings scale, advanced AI-driven energy intelligence from Keen Labs, and a robust supply and financing backbone. Together we will accelerate deployment, improve customer outcomes, and expand into new regions while maintaining the craftsmanship and service our brand is known for. As founder, I will remain actively involved in scaling operations, maintaining quality, and expanding responsibly into new regions.”

About ConnectM Technology Solutions, Inc.

ConnectM brings together technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics and technology subsidiary Keen Labs, the Company delivers AI-powered electrification, distributed energy, last-mile delivery and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

About Keen Labs

Keen Labs, a wholly owned technology subsidiary of ConnectM, develops the AI, control and energy intelligence platforms that underpin the Company’s solutions. Keen Labs’ portfolio includes industrial IoT hardware, the Hi-C™ and Hi-E™ lines of energy storage systems, smart heat pumps and connected vehicle technologies, all integrated through its Energy Intelligent Network™ to optimize performance across fleets, facilities and distributed energy assets. For more information, visit www.keenlabs.ai.

About Sun Solar

Sun Solar is a U.S.-based residential and small-commercial solar developer and installer. The company provides end-to-end services—including system design, permitting, installation, and operations & maintenance—and offers integrated options for battery storage and financing through a network of qualified trade partners. Sun Solar focuses on high-quality customer experience, standardized workflows, and data-driven performance monitoring to deliver reliable, cost-effective solar and solar-plus-storage solutions for homeowners and businesses. For more information, visit https://ussunsolar.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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